EXHIBIT 99.3


                   Citizens Utilities Company and Subsidiaries

                           Consolidated Financial Data

                                   (unaudited)


                                                                          For the quarter ended          For the six months ended
                                                                                June 30,                       June 30,
                                                                        ---------------------          --------------------
                                                                                                %                               %
(Dollars in thousands)                                                     1998      1997     Change     1998        1997     Change
                                                                        ----------------------------   -----------------------------
Income Statement Data
Revenues                                                                $ 366,347  $ 329,624     11%  $  770,210  $  704,715      9%
Cost of services                                                           80,695     74,557      8%     188,727     180,547      5%
Sales and marketing expenses                                               10,553     14,859    -29%      19,602      30,684    -36%
Depreciation and amortization                                              64,765     58,505     11%     128,362     115,520     11%
Other operating expenses                                                  168,829    148,009     14%     335,736     281,439     19%
Operating income                                                           41,505     33,694     23%      97,783      96,525      1%
Special items (1)                                                               -   (191,090)                  -    (191,090)
Operating income including special items                                   41,505   (157,396)   126%      97,783     (94,565)   203%
Investment and other income                                                10,736     11,198     -4%      23,847      23,348      2%
Interest expense                                                           28,589     26,940      6%      55,395      53,949      3%
Special items (1)                                                               -     (6,230)                  -      (6,230)
Income taxes                                                                7,638    (57,745)   113%      19,556     (41,909)   147%
Convertible preferred dividends                                             1,552      1,552      0%       3,104       3,104      0%
Income excluding cumulative effect of change in accounting principle
  and special items (1)                                                    14,462     11,989     21%      43,575      42,573      2%
Cumulative effect of change in accounting principle for ELI, net of tax         -          -               2,334           -
Net income                                                                 14,462   (123,175)   112%      41,241     (92,591)   145%
Net income excluding ELI                                                   25,331     17,004     49%      64,785      53,489     21%


Cash Flow and Capital Expenditure Data
EBITDA (2)                                                              $ 117,006  $ 103,397     13%  $  249,992  $  235,393      6%
Cash flow from operations                                                  74,944     38,279     96%     156,382     102,371     53%
Capital expenditures                                                      127,069    119,764      6%     201,403     193,532      4%
Free cash flow                                                            (52,125)   (81,485)    36%     (45,021)    (91,161)    51%
EBITDA excluding ELI (2)                                                  129,317    111,293     16%     272,649     249,182      9%
Cash flow from operations excluding ELI                                    81,425     37,562    117%     169,404     107,216     58%
Capital expenditures excluding ELI                                         70,454     90,396    -22%     121,606     158,469    -23%
Free cash flow excluding ELI                                               10,971    (52,834)   121%      47,798     (51,253)    193


Select Balance Sheet Data
Cash and investments                                                                                  $  504,434  $  461,528      9%
Total assets                                                                                           4,967,067   4,439,595     12%
Net plant                                                                                              3,736,533   3,278,372     14%
Long-term debt                                                                                         1,776,918   1,557,155     14%
Equity (3)                                                                                             1,958,754   1,769,859     11%
Shares of common stock outstanding (4)                                                                   256,211     256,152      0%
Weighted average shares outstanding (4)                                   255,768    256,691      0%     255,492     257,055     -1%


Per-Share Data (4)
Basic and dilutive net income per share of common stock
  before cumulative effect of change in accounting
  principle and excluding special items (1)                             $    .06   $     .05     20%  $      .17  $      .17      0%
Basic and diluted net income per share of common
  stock before special items (1)                                        $    .06   $     .05     20%  $      .16  $      .17     -6%
Basic net income per share of common stock excluding ELI
  and special items (1)                                                 $    .10   $     .07     43%  $      .25  $      .21     19%
Operating cash flow per share                                           $    .29   $     .15     93%  $      .61  $      .40     53%
Operating cash flow per share excluding ELI                             $    .32   $     .15    113%  $      .66  $      .42     57%
Book value per share                                                                                  $     6.88  $     6.10     13%


Other Financial Data
Long-term debt to long-term debt and equity                                                                  48%         47%
Long-term debt to long-term debt and equity excluding ELI                                                    45%         47%
Interest coverage (5)                                                        4.1x        3.8x                4.5x       4.3x
Interest coverage excluding ELI (5)                                          4.5x        4.1x                4.9x       4.6x
Common equity market capitalization (in billions)                                                     $      2.4  $     2.3
Equity market capitalization (in billions) (6)                                                        $      2.6  $     2.4
Market capitalization (in billions) (7)                                                               $      4.4  $     4.0
ELI public enterprise value (in billions) (8)                                                         $      0.7        n/a

(1) In the second quarter of 1997, the company recorded certain  charges to  earnings totaling approximately $197 million.
    The charges relate primarily to certain  assets  deemed no  longer  recoverable, the  effects  of  certain  regulatory commission  orders and the  cutback of  certain  long  distance service operations.
(2) Earnings before interest expense, income taxes, depreciation  and amortization.
(3) Includes convertible preferred securities.
(4) Adjusted for  subsequent  stock  dividends  and stock splits and used in the calculation of all per share data.
(5) EBITDA divided by interest expense.
(6) Includes market value of convertible preferred securities.
(7) Equity market capitalization  plus market value of long-term  debt.
(8) Includes common equity market capitalization plus net debt.
Note:  Quarter ended information is not presented  where it is the same  as year to date.


                                             1
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

                              Citizens Utilities Company and Subsidiaries
                                Financial and Operating Data by Service


                                                                    For the quarter ended            For the six months ended
                                                                        June 30,                         June 30,
                                                                  --------------------             --------------------
                                                                                          %                                    %
(Dollars in thousands, except operating data)                       1998       1997     Change       1998           1997     Change
                                                                  ----------------------------     ---------------------------------
Citizens Communications

Select Income Statement Data
Revenues
Network access services                                           $ 104,121  $  98,313     6%      $   208,007  $   200,383       4%
Local network services                                               64,896     63,678     2%          128,314      124,472       3%
Long distance services                                               21,409     24,585   -13%           48,187       49,573      -3%
Directory services                                                    8,025      7,986     0%           15,808       15,569       2%
Other                                                                12,980     13,323    -3%           24,276       25,739      -6%
Eliminations (1)                                                     (7,623)    (4,954)                (15,426)     (10,393)
Total revenues                                                      203,808    202,931     0%          409,166      405,343       1%
Cost of services (network expenses)                                  20,131     29,664   -32%           46,691       56,134     -17%
Sales and marketing expenses                                          4,818     11,169   -57%            8,927       24,089     -63%
Depreciation                                                         46,120     43,891     5%           91,275       85,759       6%
Other operating expenses                                            100,780     98,742     2%          200,944      190,138       6%
Eliminations (1)                                                     (7,623)    (4,954)                (16,301)     (11,189)
Operating income                                                     39,582     24,419    62%           77,630       60,412      29%
Special items                                                             -   (142,723)                      -     (142,723)
Operating income/(loss) including special items                      39,582   (118,304)  133%           77,630      (82,311)    194%
Operating margin                                                         19%        12%                    19%           15%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                           $  85,702  $  68,310    25%      $   168,905  $   146,171      16%
Capital expenditures                                                 45,207     59,903   -25%           81,353      110,055     -26%
Free cash flow (3)                                                   40,495      8,407   382%           87,552       36,116     142%
EBITDA margin                                                           42%        34%                     41%          36%

Select Balance Sheet Data
Total assets                                                                                       $ 2,266,081  $ 2,309,286      -2%
Net plant                                                                                            2,007,050    1,878,446       7%

Operating Data
Access lines                                                                                           895,231      858,654       4%
Long distance customers   - in territory                                                               236,691      211,806      12%
                          - out of territory                                                            16,233       26,552     -39%
                          - total                                                                      252,924      238,358       6%
Revenue per access line                                           $     228   $    227     0%      $       457  $       472      -3%
In-territory access minutes of use (in millions)                      1,126      1,077     5%            2,317        2,184       6%
Citizens' long distance minutes of use (in millions)
                          - in territory                                119        106    12%              242          199      22%
                          - out of territory                             61        103   -41%              143          206     -31%
                          - total                                       180        209   -14%              385          405      -5%
Citizens' long distance in territory minutes of use market share                                            22%          18%
Citizens' long distance in territory customer market share                                                  26%          25%


(1) Eliminations represent network access revenues received by the Company's local exchange operations from its long-distance operations.
(2) Operating income plus depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.


                                             2
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

                                  Citizens Utilities Company and Subsidiaries
                                    Financial and Operating Data by Service


                                                 For the quarter ended               For the six months ended
                                                       June 30,                            June 30,
                                              ------------------------             -------------------------
                                                                         %                                    %
(Dollars in thousands, except operating data)     1998        1997      Change       1998        1997       Change
                                              ---------------------------------    --------------------------------
Electric Lightwave, Inc. (1)

Select Income Statement Data
Revenues
Dedicated services                             $   8,371    $  8,034        4%    $  17,478   $  14,116      24%
Local dial tone services                           7,769       1,998      289%       13,793       3,243     325%
Long distance service                              1,899       2,033       -7%        3,721       3,711       0%
Enhanced services                                  3,404       2,186       56%        6,508       4,029      62%
Eliminations (2)                                    (740)       (894)                (1,615)     (1,690)
Total revenues                                    20,703      13,357       55%       39,885      23,409      70%
Cost of services (network expenses)                9,860       8,151       21%       19,072      13,147      45%
Eliminations (2)                                    (740)       (894)                  (740)       (894)
Gross margin                                      11,583       6,100       90%       21,553      11,156      93%
Sales and marketing expenses                       5,735       3,690       55%       10,675       6,595      62%
Depreciation                                       3,780       2,091       81%        7,664       4,613      66%
Other operating expenses                          18,159      10,306       76%       33,535      18,350      83%
Operating loss                                   (16,091)     (9,987)      61%      (30,321)    (18,402)     65%
Special items                                          -     (10,765)                     -     (10,765)
Operating loss including special items           (16,091)    (20,752)     -22%      (30,321)    (29,167)      4%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                        $ (12,311)   $ (7,896)     -56%    $ (22,657)  $ (13,789)    -64%
Capital expenditures                              56,615      29,368       93%       79,797      35,063     128%
Free cash flow (4)                               (68,926)    (37,264)     -85%     (102,454)    (48,852)   -110%

Select Balance Sheet Data
Total assets                                                                      $ 418,710   $ 233,835      79%
Gross plant- owned                                                                  396,080     235,953      68%
           - leased                                                                 108,541      73,042      49%
           - total                                                                  504,621     308,995      63%

Operating Data
Route miles                                                                           2,656       1,773      50%
Fiber miles                                                                         153,002      99,908      53%
Customers                                                                             1,330       1,005      32%
Buildings connected                                                                     682         521      31%
Employees                                                                               841         485      73%
Revenue per employee                           $  24,617     $ 27,540     -11%    $  47,426   $  48,266      -2%



(1) The Company's facilities based Competitive Local Exchange Carrier ("CLEC") subsidiary, Electric Lightwave, Inc ("ELI").
(2) Eliminations   reflect  intercompany  activity between the Company's ELI and communications operations.
(3) Operating loss plus  depreciation.  This is the equivalent of sector EBITDA.
(4) Operating cash  flow less capital expenditures.
Note:  Quarter ended information is not presented where it is the same as year to date.

                                             3
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

                   Citizens Utilities Company and Subsidiaries
                       Sector Financial and Operating Data

                                                     For the quarter ended               For the six months ended
                                                            June 30,                            June 30,
                                                   ------------------------            -------------------------
                                                                                %                                   %
(Dollars in thousands, except operating data)         1998         1997       Change       1998         1997      Change
                                                   ---------------------------------   ----------------------------------
Citizens Public Services

Select Income Statement Data
Revenues
Residential distribution                            $   68,813   $  60,608       14%  $   168,108  $   157,896        6%
Commercial distribution                                 42,586      27,351       56%       94,436       64,570       46%
Industrial distribution                                 22,008      16,990       30%       39,727       36,337        9%
Total distribution                                     133,407     104,949       27%      302,271      258,803       17%
Transportation / transmission                            1,357       1,068       27%        2,880        2,693        7%
Other                                                    7,072       7,319       -3%       16,008       14,467       11%
Total revenues                                         141,836     113,336       25%      321,159      275,963       16%
Cost of services (1)                                    59,067      42,590       39%      140,005      123,349       14%
Gross margin                                            82,769      70,746       17%      181,154      152,614       19%
Depreciation                                            14,865      12,523       19%       29,423       25,148       17%
Other operating expenses                                49,890      38,961       28%      101,257       72,951       39%
Operating income                                        18,014      19,262       -6%       50,474       54,515       -7%
Special items                                                -     (37,602)                     -      (37,602)
Operating income including special items                18,014     (18,340)     198%       50,474       16,913      198%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                             $   32,879   $  31,785        3%  $    79,897  $    79,663        0%
Capital expenditures                                    20,204      23,447      -14%       30,068       32,687       -8%
Free cash flow (3)                                      12,675       8,338       52%       49,829       46,976        6%

Select Balance Sheet Data
Total assets                                                                          $ 1,600,326  $ 1,366,748       17%
Net plant                                                                               1,269,837    1,103,478       15%

Operating Data
Customers                                                                                 854,339      767,860       11%
Employees                                                                                   1,712        1,474       16%
Gross margin per employee                           $   48,346    $  47,996       1%  $   105,814  $   103,537        2%

(1) Natural gas, electric energy and fuel oil purchased.
(2) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
Note:  Quarter ended information is not presented where it is the same as year to date.

                                             4
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

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service


                                                For the quarter ended               For the six months ended
                                                       June 30,                            June 30,
                                               ------------------------           ------------------------
                                                                           %                                 %
(Dollars in thousands, except operating data)     1998        1997       Change       1998        1997     Change
                                               ---------------------------------  --------------------------------
Citizens Public Services

Natural Gas
Select Income Statement Data
Revenues
Residential distribution                        $ 33,297   $  23,829       40%    $  95,400   $  84,225      13%
Commercial distribution                           25,970       9,704      168%       61,748      30,767     101%
Industrial distribution                           12,138       6,008      102%       19,570      14,298      37%
Total distribution                                71,405      39,541       81%      176,718     129,290      37%
Transportation                                       440         302       46%        1,392       1,382       1%
Other                                              3,773       2,871       31%        9,091       6,825      33%
Total revenues                                    75,618      42,714       77%      187,201     137,497      36%
Cost of services (natural gas purchased)          38,973      19,610       99%       98,167      78,179      26%
Gross margin                                      36,645      23,104       59%       89,034      59,318      50%
Depreciation                                       5,752       3,968       45%       11,259       7,908      42%
Other operating expenses                          24,124      13,461       79%       49,164      25,263      95%
Operating income                                   6,769       5,675       19%       28,611      26,147       9%
Special items                                          -     (12,707)                     -     (12,707)
Operating income/(loss) including special items    6,769      (7,032)     196%       28,611      13,440     113%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                         $ 12,521   $   9,643       30%    $  39,870   $  34,055      17%
Capital expenditures                               8,538      12,657      -33%       13,922      14,482      -4%
Free cash flow (2)                                 3,983      (3,014)     232%       25,948      19,573      33%

Select Balance Sheet Data
Total assets                                                                      $ 545,836   $ 376,574      45%
Net plant                                                                           415,634     288,696      44%

Operating Data
Customers                                                                           449,690     372,686      21%
Employees                                                                             1,066         792      35%
Customers per employee                                                                  422         471     -10%
Gross margin per employee                       $ 34,376   $   29,172      18%    $  83,522   $  74,896      12%
Billion Cubic Feet of gas throughput (BCF)          34.2         13.7     150%         71.4        40.5      76%


(1) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(2) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                                             5
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

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service


                                                 For the quarter ended               For the six months ended
                                                        June 30,                            June 30,
                                               -----------------------             -----------------------
                                                                           %                                 %
(Dollars in thousands, except operating data)       1998      1997       Change       1998       1997      Change
                                               --------------------------------    --------------------------------
Citizens Public Services

Electric
Select Income Statement Data
Revenues
Residential distribution                          $ 17,732   $ 19,156       -7%    $  38,511  $  39,810       -3%
Commercial distribution                             13,269     14,268       -7%       26,433     27,705       -5%
Industrial distribution                              9,633     10,758      -10%       19,710     21,606       -9%
Total distribution                                  40,634     44,182       -8%       84,654     89,121       -5%
Transmission                                           917        766       20%        1,488      1,311       14%
Other                                                2,248      3,582      -37%        4,931      6,000      -18%
Total revenues                                      43,799     48,530      -10%       91,073     96,432       -6%
Cost of services (electric energy and
  fuel oil purchased)                               20,094     22,980      -13%       41,838     45,170       -7%
Gross margin                                        23,705     25,550       -7%       49,235     51,262       -4%
Depreciation                                         5,880      5,589        5%       11,747     11,179        5%
Other operating expenses                            12,869     13,034       -1%       25,979     23,928        9%
Operating income                                     4,956      6,927      -28%       11,509     16,155      -29%
Special items                                            -    (22,054)                     -    (22,054)
Operating income/(loss) including special items      4,956    (15,127)     133%       11,509     (5,899)     295%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                           $ 10,836   $ 12,516      -13%    $  23,256  $  27,334      -15%
Capital expenditures                                 6,527      4,314       51%        7,680      7,765       -1%
Free cash flow (2)                                   4,309      8,202      -47%       15,576     19,569      -20%

Select Balance Sheet Data
Total assets                                                                       $ 489,769  $ 472,224        4%
Net plant                                                                            383,413    385,660       -1%

Operating Data
Customers                                                                            113,532    110,435        3%
Employees                                                                                296        312       -5%
Customers per employee                                                                   384        354        8%
Gross margin per employee                         $  80,084  $ 81,891       -2%    $ 166,334  $ 164,301        1%
Megawatt hours sold                                 375,328   375,353        0%      794,694    774,762        3%
Megawatt hours generated                             86,195    82,326        5%      185,455    174,228        6%
Megawatt hours purchased                            358,693   373,308       -4%      700,067    707,812       -1%

(1) Operating income plus depreciation.
(2) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                                             6
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

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service


                                                          For the quarter ended             For the six months ended
                                                                 June 30,                          June 30,
                                                        -----------------------            -----------------------
                                                                                   %                                   %
(Dollars in thousands, except operating data)               1998        1997     Change        1998       1997       Change
                                                        --------------------------------   --------------------------------
Citizens Public Services

Water/Wastewater
Select Income Statement Data
Revenues
Residential distribution                                   $ 17,784   $ 17,623        1%   $  34,197   $  33,861        1%
Commercial distribution                                       3,347      3,379       -1%       6,255       6,098        3%
Industrial distribution                                         237        224        6%         447         433        3%
Other                                                         1,051        866       21%       1,986       1,642       21%
Total revenues                                               22,419     22,092        1%      42,885      42,034        2%
Depreciation                                                  3,233      2,966        9%       6,417       6,061        6%
Other operating expenses                                     12,897     12,466        3%      26,114      23,760       10%
Operating income                                              6,289      6,660       -6%      10,354      12,213      -15%
Special items                                                     -     (2,841)                    -      (2,841)
Operating income including special items                      6,289      3,819       65%      10,354       9,372       10%

Cash Flow and Capital Expenditure Data
Operating cash flow (1)                                    $  9,522   $  9,626       -1%   $  16,771   $  18,274       -8%
Capital expenditures                                          5,139      6,476      -21%       8,466      10,440      -19%
Free cash flow (2)                                            4,383      3,150       39%       8,305       7,834        6%

Select Balance Sheet Data
Total assets                                                                               $ 564,721   $ 517,950        9%
Net plant                                                                                    470,790     429,122       10%

Operating Data
Customers                                                                                    291,117     284,739        2%
Employees                                                                                        350         370       -5%
Customers per employee                                                                           832         770        8%
Revenue per employee                                      $  64,054   $ 59,708         7%  $ 122,529   $ 113,605        8%
Billions of gallons of water delivered                          6.7        8.7       -23%       12.1        14.2      -15%
Billions of gallons of wastewater treated                       1.3        1.3         0%        2.8         2.8        0%


(1) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(2) Operating  cash  flow  less  capital  expenditures.
Note: Quarter  ended information is not presented where it is the same as  year to date.

The foregoing information is unaudited and should be read in conjunction with the financial statements and footnotes included in the
Company's Form 10-K for the three years  ended December 31, 1997 and  Form 10-Q for  the six months  ended June 30, 1998  filed with
the Securities and Exchange Commission.   Allocations  of expense and other items among services and sources of revenues are derived
from the Company's books with certain adjustments.   The information  is not  necessarily that which would be presented for a single service on a stand-alone basis.  The Company believes its primary risk factors include, but are not limited to: changes in the local and overall  economy, the  nature  and pace of technological  change,  the number and effectiveness of  competitors in the Company's markets, success in marketing and selling  expenditures  and  efforts,  weather conditions,  changes in legal and regulatory policy, name  recognition, and the mix of products and services offered in the  Company's  target  markets.  Any and all Company information should be evaluated  in light of these important risk factors.

                                             7
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